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   Number                                                             Shares
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               Prudential Institutional Liquidity Portfolio, Inc.
                       Institutional Money Market Series
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

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ACCOUNT NO.       ALPHA CODE           CUSIP
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                                       SEE REVERSE SIDE FOR CERTAIN RESTRICTIONS

THIS IS TO CERTIFY that

                                 [SPECIMEN VOID]

Is the owner of

   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                COMMON STOCK OF

               Prudential Institutional Liquidity Portfolio, Inc.

hereafter called the "Corporation," transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Corporation and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.

[SEAL]     Dated:

                          /s/ [illegible]                 /s/ [illegible]
                          ---------------                 ---------------
                               Secretary                       President

Countersigned:

PRUDENTIAL MUTUAL FUND SERVICES, INC.
TRANSFER AGENT

BY
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    AUTHORIZED SIGNATURE

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